IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET -BACKED SECURITIES The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS The Depositor h as filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll -free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE M ATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

December 5, 2005

Preliminary Structural and Collateral Term Sheet

$616,950,000 (Approximate) of Senior Certificates
GSR Mortgage Loan Trust 2005-9F
GS Mortgage Securities Corp., Depositor
Mortgage Pass-Through Certificates, Series 2005-9F

Features of the Transaction

- The offering consists of senior certificates, totaling approximately $616,950,000 that will be rated AAA by 2 of 3: S&P, Moody's and Fitch. The **4** tracks of 30 year residential mortgage-backed certificates are expected to be approximately:
  $192,030,000 of 5.50% coupons (Track 1)
  $141,370,000 of 6.00% coupons (Track 2)
  $ 42,940,000 of 7.50% coupons (Track 3)
  $105,667,000 of 5.75% coupons (Track 4)
  $133,170,000 of 5.5%0 coupons (Track 5)
- The overall expected amount of credit support for the senior certificates is 3.50% +/- 0.50% for the Mortgage Loans in the form of subordination with a shifting interest structure and a five-year prepayment lockout.
- Collateral consists primarily of conventional fixed rate 30 year mortgage loans secured by first liens on one-to-four family residential properties.
- The amount of senior certificates is approximate and may vary by up to 10%.

Time Table

Expected Settlement:	December 29, 2005
Cut-off Date:	December 1, 2005
First Distribution Date:	January 25, 2006
Distribution Date:	25th or NBD of each month

Key Terms

Issuer: GSR Mortgage Loan Trust 2005-9F
Underwriter: Goldman, Sachs & Co.
Master Servicer: JPMorgan Chase Bank, National Association
Trustee: Wachovia Bank, National Association
Securities Administrator: JPMorgan Chase Bank, National Association
Type of Issuance: Public
Servicer Advancing: Yes, subject to recoverability
Compensating Interest: Yes, to the extent of the servicing fee for such Distribution Date
Legal Investment: The senior certificates are SMMEA eligible at settlement
Interest Accrual: Prior calendar month for fixed rate bonds and 25th to 24th for floating rate bonds
Clean Up Call: 1% of the Cut-off Date principal balance of the Loans
ERISA Eligible: Underwriter's exemption may apply to senior certificates. However, prospective purchasers should consult their own counsel
Tax Treatment: REMIC; senior certificates are regular interests
Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates
Expected Subordination: 3.50% +/- 0.50%
Expected Rating Agencies: 2 of 3: S&P, Moody's and Fitch
Minimum Denomination: Senior certificates - $25,000

Preliminary Collateral Information[1, 2, 3]	Track 1 – 5.50%	Track 2 – 6.00%	Track 3 - 7.50%	Track 4 – 5.75%	Track 5 – 5.50%	Total
Total Outstanding Principal Balance (+/-10%):	199,000,000	146,500,000	44,500,000	109,500,000	138,000,000	637,500,000
Weighted Average Annual Mortgage Interest Rate (+/- 10 bps):	5.76%	6.16%	6.52%	6.00%	6.00%	6.00%
Weighted Average Remaining Term To Maturity (Months) (+/- 4 months):	357	355	349	3	35	356
Weighted Average Seasoning (Months) (+/- 4 months):	3	4	10			3
Weighted Average Current Loan-To-Value Ratio (+/-5%)	70%	71%	72%	7	71	71%
Owner Occupied (+/-5%)	92%	92%	90%	9	89	92%
Single Family and **PUD** (+/-5%)	93%	92%	88%	9	93	93%
Current FICO (min)	730	730	720	7	73	730
California Concentration (max)	50%	50%	50%	5	50	50%
IO Loan Percentage (max)	20%	20%	20%	(	20	20%

1 The final collateral will be a subset of the mortgage loans used to determine the information under the Collateral Description.
2 Subject to change.
3 A certain number of Mortgage Loans in Collateral Track 1, 2, 3, 4, and 5 are currently sub-serviced by Countrywide Home Loans, Inc., on behalf of Goldman Sachs and were purchased pursuit to the Goldman Sachs residential mortgage conduit program.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

December 12, 2005

Preliminary Structural and Collateral Term Sheet

$630,800,000 (Approximate) of Senior Certificates
GSR Mortgage Loan Trust 2005-9F
GS Mortgage Securities Corp., Depositor
Mortgage Pass-Through Certificates, Series 2005-9F

Features of the Transaction

- The offering consists of senior certificates, totaling approximately $630,800,000 that will be rated AAA by 2 of 3: S&P, Moody's and Fitch. The 3 tracks of 30 year residential mortgage-backed certificates are expected to be approximately:
  $313,700,000 of 5.50% coupons (Track 1)
  $299,150,000 of 6.00% coupons (Track 2)
  $17,950,000 of 7.50% coupons (Track 3)
- The overall expected amount of credit support for the senior certificates is 3.50% +/- 0.50% for the Mortgage Loans in the form of subordination with a shifting interest structure and a five-year prepayment lockout.
- Collateral consists primarily of conventional fixed rate 30 year mortgage loans secured by first liens on one-to-four family residential properties.
- The amount of senior certificates is approximate and may vary by up to 10%.

Time Table

Expected Settlement:	December 29, 2005
Cut-off Date:	December 1, 2005
First Distribution Date:	January 25, 2006
Distribution Date:	25th or NBD of each month

Key Terms

Issuer: GSR Mortgage Loan Trust 2005-9F
Underwriter: Goldman, Sachs & Co.
Master Servicer: Wells Fargo Bank, N.A.
Trustee: U.S. Bank National Association
Securities Administrator: Wells Fargo Bank, N.A.
Type of Issuance: Public
Servicer Advancing: Yes, subject to recoverability
Compensating Interest: Yes, to the extent of the servicing fee for such Distribution Date
Legal Investment: The senior certificates are SMMEA eligible at settlement
Interest Accrual: Prior calendar month for fixed rate bonds and 25th to 24th for floating rate bonds
Clean Up Call: 1% of the Cut-off Date principal balance of the Loans
ERISA Eligible: Underwriter's exemption may apply to senior certificates. However, prospective purchasers should consult their own counsel
Tax Treatment: REMIC; senior certificates are regular interests
Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates
Expected Subordination: 3.50% +/- 0.50%
Expected Rating Agencies: 2 of 3: S&P, Moody's and Fitch
Minimum Denomination: Senior certificates - $25,000

Preliminary Collateral Information[1,2,3]	Track 1 – 5.50%	Track 2 – 6.00%	Track 3 - 7.50%	Total
Total Outstanding Principal Balance (+/-10%):	326,600,000	310,000,000	18,600,000	654,600,000
Weighted Average Annual Mortgage Interest Rate (+/- 10 bps):	5.82%	6.13%	6.92%	6.00%
Weighted Average Remaining Term To Maturity (Months) (+/- 4 months):	357	356	340	356
Weighted Average Seasoning (Months) (+/- 4 months):	2	4	17	3
Weighted Average Current Loan-To-Value Ratio (+/-5%)	70%	71%	71%	70%
Owner Occupied (+/-5%)	91%	91%	86%	91%
Single Family and PUD (+/-5%)	93%	91%	84%	92%
Current FICO (+/- 10)	740	740	725	740
California Concentration (max)	50%	50%	40%	50%
IO Loan Percentage (max)	20%	20%	20%	20%

1 The final collateral will be a subset of the mortgage loans used to determine the information under the Collateral Description.
2 Subject to change.
3 A certain number of Mortgage Loans in Collateral Track 1, 2, and 3 are currently sub-serviced by Countrywide Home Loans, Inc., on behalf of Goldman Sachs and were purchased pursuit to the Goldman Sachs residential mortgage conduit program.

The issuer has filed a registration statement (including prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

This term sheet supplement is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities.

This term sheet is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

December 12, 2005

Preliminary Structural and Collateral Term Sheet

$132,828,000 (Approximate) of Senior Certificates
GSR Mortgage Loan Trust 2005-9F
GS Mortgage Securities Corp., Depositor
Mortgage Pass-Through Certificates, Series 2005-9F

Features of the Transaction

- The offering consists of senior certificates, totaling approximately $132,828,000 that will be rated AAA by 2 of 3: S&P, Moody's and Fitch. The 3 tracks of 30 year residential mortgage-backed certificates are expected to be approximately:
  $44,000,000 of 5.50% coupons (Track 1)
  $72,720,000 of 6.00% coupons (Track 2)
  $16,108,000 of 6.50% coupons (Track 3)
- The overall expected amount of credit support for the senior certificates is 4.00% +/- 0.50% for the Mortgage Loans in the form of subordination with a shifting interest structure and a five-year prepayment lockout.
- Collateral consists primarily of conventional fixed rate 30 year mortgage loans secured by first liens on one-to-four family residential properties.
- The amount of senior certificates is approximate and may vary by up to 10%.

Time Table

Expected Settlement:	December 29, 2005
Cut-off Date:	December 1, 2005
First Distribution Date:	January 25, 2006
Distribution Date:	25th or NBD of each month

Key Terms

Issuer: GSR Mortgage Loan Trust 2005-9F
Underwriter: Goldman, Sachs & Co.
Master Servicer: Wells Fargo Bank, N.A.
Trustee: U.S. Bank National Association
Securities Administrator: Wells Fargo Bank, N.A.
Type of Issuance: Public
Servicer Advancing: Yes, subject to recoverability
Compensating Interest: Yes, to the extent of the servicing fee for such Distribution Date
Legal Investment: The senior certificates are SMMEA eligible at settlement
Interest Accrual: Prior calendar month for fixed rate bonds and 25th to 24th for floating rate bonds
Clean Up Call: 1% of the Cut-off Date principal balance of the Loans
ERISA Eligible: Underwriter's exemption may apply to senior certificates. However, prospective purchasers should consult their own counsel
Tax Treatment: REMIC; senior certificates are regular interests
Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates
Expected Subordination: 4.00% +/- 0.50%
Expected Rating Agencies: 2 of 3: S&P, Moody's and Fitch
Minimum Denomination: Senior certificates - $25,000

Preliminary Collateral Information[1, 2, 3]	Track 1 – 5.50%	Track 2 – 6.00%	Track 3 - 6.50%	Total
Total Outstanding Principal Balance (+/-10%):	46,390,000	75,750,000	16,780,000	138,920,000
Weighted Average Annual Mortgage Interest Rate (+/- 10 bps):	5.91%	6.12%	6.67%	6.12%
Weighted Average Remaining Term To Maturity (Months) (+/- 4 months):	357	357	357	357
Weighted Average Seasoning (Months) (+/- 4 months):	3	3	3	3
Weighted Average Current Loan-To-Value Ratio (+/-5%)	69%	68%	76%	69%
Owner Occupied (+/-5%)	89%	88%	83%	88%
Single Family and PUD (+/-5%)	89%	88%	88%	88%
Current FICO (+/- 10)	735	736	725	735
California Concentration (max)	50%	50%	50%	50%
IO Loan Percentage (max)	100%	100%	100%	100%

1 The final collateral will be a subset of the mortgage loans used to determine the information under the Collateral Description.
2 Subject to change.
3 A certain number of Mortgage Loans in Collateral Track 1, 2, and 3 are currently sub-serviced by Countrywide Home Loans, Inc., on behalf of Goldman Sachs and were purchased pursuit to the Goldman Sachs residential mortgage conduit program.

The issuer has filed a registration statement (including prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

This term sheet supplement is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities.

This term sheet is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.